Exhibit 99.1

Ethos Reports Third Quarter Fiscal Year 2026 Financial Results

•
Q3 Revenue grew 151% year-over-year to $235 million
•
Q3 Direct Channel Revenue grew 112% year-over-year to $119 million
•
Q3 Third-Party Channel Revenue grew 209% year-over-year to $116 million

Austin, TX — November 2, 2026 — Ethos (Nasdaq: LIFE), a leading life insurance technology company on a mission to democratize access to life insurance, today announced its financial results for the third quarter ended September 30, 2026.

"Q3 was a record quarter for Ethos. We grew revenue 151% year-over-year and delivered our third consecutive quarter of triple digit year-over-year growth," said Peter Colis, CEO and Co-Founder of Ethos. "In Q3 alone, we protected more than 140,000 additional families. Our results illustrate the power of growth at scale paired with disciplined execution, and continue to show that Ethos is a business that gets better as it gets bigger."

Third Quarter 2026 Financial Highlights

•
Revenue: Grew 151% year-over-year to $235.2 million
•
Direct Channel Revenue: Grew 112% year-over-year to $118.8 million
•
Third-Party Channel Revenue: Grew 209% year-over-year to $116.4 million
•
Gross Profit: $230.8 million, representing a 98% gross profit margin
•
Contribution Profit: $66.4 million, a 28% contribution profit margin
•
Net Income: $4.7 million, representing a 2% margin
•
Net Income per Share: basic and diluted were $0.07 per share
•
Non-GAAP Net Income: $33.8 million, representing a 14% margin
•
Non-GAAP Net Income per Share: basic was $0.53 and diluted was $0.49 per share
•
Adjusted EBITDA: $34.9 million, representing a 15% margin
•
Cash Flow: $40.7 million net cash provided by operations

Third Quarter 2026 Business Highlights

•
Families Protected: Activated 142,111 new policies in Q3, representing 189% year-over-year growth
•
Reported Average Revenue per Unit: $1,655, representing a 13% year-over-year decline due to a channel mix that skewed more heavily towards Ethos' Third-Party channel.

Share Repurchase

During the third quarter ended September 30, 2026, the Board of Directors of Ethos authorized a share repurchase program of up to $100 million of the Company’s outstanding Class A common stock. Since the announcement of such program no shares have been repurchased.

Financial Outlook

For the fourth quarter of 2026, Ethos expects the following:

•
Total Revenue: Between $220 million and $224 million, representing a 102% increase year-over-year at the midpoint
•
Adjusted EBITDA: Between $30 million and $32 million

For the full fiscal year 2026, Ethos expects the following:

•
Total Revenue: Between $838 million and $842 million, representing a 117% increase year-over-year at the midpoint
•
Adjusted EBITDA: Between $134 million and $136 million

Ethos’ financial outlook for the fourth quarter and full fiscal year 2026 are forward-looking, and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net income, the most directly comparable GAAP measure, is not available without unreasonable efforts due to high variability and complexity and low visibility with respect to certain charges excluded from this non-GAAP measure, including interest expense, interest income, and income tax expenses. Ethos expects the variability of these items could have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

Ethos will host a conference call for analysts and investors to discuss its earnings results for the third quarter 2026 and outlook for its fourth fiscal quarter and fiscal year 2026 today at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). A live webcast and accompanying presentation can be accessed through the events section of the Ethos investor relations website at investors.ethos.com. A recorded webcast of the event will also be available on the Ethos Investor Relations website.

Non-GAAP Financial Information

Ethos has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We believe that non-GAAP financial measures, among others, provide important supplemental information to management and investors, help evaluate our business, identify trends affecting our performance, formulate business plans, and make strategic decisions.

The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below.

Adjusted EBITDA - Ethos defines Adjusted EBITDA as net income excluding interest expense, interest income, income tax expense (benefit), depreciation and amortization, and stock-based compensation expense and related taxes as set forth in the table below. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. Ethos uses Adjusted EBITDA and Adjusted EBITDA Margin to assess performance, to inform the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies, and to assist its board of directors in monitoring its business and financial performance. Ethos believes that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors about its business and financial performance, enhance their overall understanding of its past performance and future prospects, including by providing consistency and comparability with its past financial performance, and allow for greater transparency with respect to measures used by its management in investors’ financial and operational decision making. In addition, Ethos believes Adjusted EBITDA is widely used by investors, securities analysts, and other parties in evaluating companies in its industry as a measure of operational performance.

Contribution Profit - Ethos defines Contribution Profit as gross profit less sales and marketing expense, which includes agent payments and underwriting costs for non-activated policies, plus stock-based compensation and related taxes related to its employees and overhead costs allocated to sales and marketing expenses. Gross profit is defined as revenue less cost of revenue. Cost of revenue primarily consists of underwriting costs associated with activated policies. Overhead costs allocated to sales and marketing expenses include professional fees, technology expenses, and other related expenses. Contribution Margin is calculated by dividing Contribution Profit for a period by revenue for the same period.

Non-GAAP Net Income and Non-GAAP Net Income Per Share, Basic and Diluted - Ethos defines non-GAAP net income as net income/(loss), adjusted to exclude stock-based compensation and related taxes, to provide investors and management with greater visibility into the underlying performance of its recurring core business operations. Ethos defines non-GAAP net income per share, basic, as non-GAAP net income divided by the weighted-average shares outstanding. Ethos defines non-GAAP net income per share, diluted, as non-GAAP net income divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially diluted common stock equivalents outstanding during the period, if any.

About Ethos

Ethos is a leading life insurance technology company on a mission to protect families by democratizing access to life insurance and empowering agents at scale. With its robust three-sided technology platform, Ethos is transforming the life insurance experience for consumers, agents, and carriers alike. Ethos offers instant, accessible products and a seamless online process that requires no medical exams and just a few health questions; it eliminates traditional barriers, making it easier than ever for everyone to protect their families. Ethos is redefining how life insurance is bought, sold, and underwritten.

Learn more at ethos.com.

Investor Relations Contact:

Aaron Turner

ir@ethos.com

Press Contact:
Allyson Savage
press@ethos.com

Forward-Looking Statements

This press release and the related conference call contain express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding potential share repurchases, Ethos’ financial outlook for the fiscal quarter ending December 31, 2026 and the fiscal year ending December 31, 2026, the size of Ethos’ market opportunity, market trends, and Ethos’ business and financial strategy and plans. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” or similar expressions. Such statements are subject to risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. These include, but are not limited to: Ethos’ limited operating history at its current scale, scope and complexity; the growth rate of the markets in which Ethos competes; Ethos’ ability to effectively manage and sustain its growth; Ethos’ ability to compete with existing competitors and new market entrants; Ethos’ ability to attract new and retain existing carriers and agency counterparties; adoption of and engagement with Ethos’ platform by individual agents; Ethos’ brand awareness and the success of its marketing efforts to grow its business; potential damage to Ethos’ reputation; disruptions or other business interruptions that affect the availability of Ethos’ platform. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements contained herein are included in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Ethos’ most recent filings with the Securities and Exchange Commission, including in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026. Except as required by law, Ethos undertakes no obligation, and does not intend, to update these forward-looking statements.

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Statements of Operations

(In Thousands, Except Per Share Data) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue:
Commission	$235,215	$93,794	$617,876	$277,531
Total revenue	235,215	93,794	617,876	277,531
Costs and expenses:
Sales and marketing	169,423	57,074	441,616	165,205
General and administrative	39,176	8,871	243,730	30,414
Technology (exclusive of amortization)	16,480	7,769	57,414	24,711
Cost of revenue	4,451	1,677	11,707	4,674
Depreciation and amortization	1,838	1,332	4,757	4,075
Total costs and expenses	231,368	76,723	759,224	229,079
Income (loss) from operations	3,847	17,071	(141,348)	48,452
Other income (expense):
Interest expense	(358)	(786)	(1,636)	(2,405)
Interest income	1,908	1,410	5,050	4,472
Other income, net	65	42	170	100
Total other income, net	1,615	666	3,584	2,167
Net income (loss) before income tax expense	5,462	17,737	(137,764)	50,619
Income tax expense	790	1,863	4,424	4,029
Net income (loss)	4,672	15,874	(142,188)	46,590
Deemed dividend on the conversion of Series D and D-1 redeemable convertible preferred stock	—	—	(5,642)	—
Net income (loss) attributable to common stockholders	$4,672	$15,874	$(147,830)	$46,590

Per share data:
Basic net income (loss) per share	$0.07	$0.96	$(2.52)	$2.83
Diluted net income (loss) per share	$0.07	$0.27	$(2.52)	$0.80
Weighted-average shares used in computing basic net income (loss) per share	64,396	16,556	58,669	16,453
Weighted-average shares used in computing diluted net income (loss) per share	69,207	58,222	58,669	58,593

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Balance Sheets

(In Thousands)(Unaudited)

	September 30,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$149,800	$91,091
Short-term investments	71,656	34,876
Accounts receivable, net	83,464	36,498
Commissions receivable-current, net	33,936	28,786
Prepaid and other current assets	68,752	54,553
Total current assets	407,608	245,804
Long-term assets:
Commissions receivable, net	315,389	224,219
Property and equipment, net	12,097	8,189
Operating lease right-of-use assets	1,354	2,183
Goodwill	2,238	2,238
Acquired intangible assets, net of amortization	587	662
Long-term investments	68,613	31,468
Other long-term assets	633	574
Total long-term assets	400,911	269,533
Total assets	$808,519	$515,337
Liabilities, redeemable preferred stock and stockholders’ equity
Current liabilities:
Accounts payable	$77,558	$55,070
Accrued expenses	109,384	39,224
Liabilities related to sale of commissions receivable, current	8,314	11,750
Operating lease liabilities, current	875	1,125
Other current liabilities	80,692	6,021
Total current liabilities	276,823	113,190
Long-term liabilities:
Liabilities related to sale of commissions receivable, non-current	7,061	12,509
Operating lease liabilities, non-current	619	1,228
Deferred tax liability	11,867	8,529
Total long-term liabilities	19,547	22,266
Total liabilities	296,370	135,456
Commitments and contingencies
Redeemable convertible preferred stock, par value $0.0001	—	403,997
Stockholders’ deficit:
Common stock, $0.0001 par value	6	2
Additional paid-in capital	759,000	78,950
Accumulated other comprehensive loss	(2,155)	(554)
Accumulated deficit	(244,702)	(102,514)
Total stockholders’ equity (deficit)	512,149	(24,116)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$808,519	$515,337

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Statements of Cash Flows

(In Thousands)(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities
Net income (loss)	$(142,188)	$46,590
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred taxes	3,338	3,483
Depreciation and amortization	4,757	4,075
Non-cash interest expense	1,636	2,405
Amortization of discounts and premium, investments	(962)	(994)
Stock-based compensation expense	237,296	10,564
Operating lease right-of-use asset amortization	828	635
Unrealized foreign currency translation	(205)	(244)
Changes in operating assets and liabilities:
Prepaid and other assets	(21,183)	(15,889)
Accounts payable	22,641	35,266
Accounts receivable	(46,966)	(5,636)
Commissions receivable	(5,150)	(11,014)
Long-term commissions receivable	(91,170)	(35,507)
Accrued expenses	71,119	10,517
Other current liabilities	73,813	(12,220)
Other long-term liabilities	—	(750)
Net cash provided by operating activities	107,604	31,281
Cash flows from investing activities
Purchase of property and equipment	(1,350)	(1,101)
Purchase of investments	(145,532)	(52,509)
Proceeds from maturity of investments	70,615	79,870
Investment in software development costs	(5,328)	(3,145)
Net cash provided by (used in) investing activities	(81,595)	23,115
Cash flows from financing activities
Proceeds from issuance of Class A common stock in initial public offering, net of underwriting discounts and commissions	91,580	—
Proceeds from liabilities related to sale of commissions receivable	—	5,000
Taxes paid related to net share settlement of restricted stock units	(49,085)	—
Repayment of liabilities related to sale of commissions receivable	(10,196)	(7,802)
Proceeds from equity incentive plans and warrant exercise	3,352	794
Payment of deferred offering costs	(2,843)	(3,175)
Net cash provided by (used in) financing activities	32,808	(5,183)
Net increase in cash and cash equivalents	58,817	49,213
Effect of exchange rates on cash	(108)	(19)
Cash and cash equivalents, beginning of period	91,091	35,075
Cash and cash equivalents, end of period	$149,800	$84,269

ETHOS TECHNOLOGIES INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In Thousands) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(in thousands)
Gross profit	$230,764	$92,117	$606,169	$272,857
Less: sales and marketing	(169,423)	(57,074)	(441,616)	(165,205)
Add: stock-based compensation and related taxes allocated to sales and marketing	(170)	23	11,413	2,043
Add: professional fees allocated to sales and marketing	1,806	258	3,156	1,174
Add: technology expenses allocated to sales and marketing	2,137	750	4,823	2,197
Add: other expenses allocated to sales and marketing	1,310	620	3,392	1,746
Contribution profit	$66,424	$36,694	$187,337	$114,812
Gross profit margin	98%	98%	98%	98%
Contribution profit margin	28%	39%	30%	41%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(in thousands)
Net income (loss)	$4,672	$15,874	$(142,188)	$46,590
Stock-based compensation and related taxes	29,170	272	240,163	10,564
Non-GAAP net income	$33,842	$16,146	$97,975	$57,154
Interest expense	358	786	1,636	2,405
Interest income	(1,908)	(1,410)	(5,050)	(4,472)
Income tax expense	790	1,863	4,424	4,029
Depreciation and amortization	1,838	1,332	4,757	4,075
Adjusted EBITDA	$34,920	$18,717	$103,742	$63,191
Net income (loss) margin	2%	17%	-23%	17%
Non-GAAP net income margin	14%	17%	16%	21%
Adjusted EBITDA margin	15%	20%	17%	23%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(in thousands)
Stock-based compensation and related taxes
Sales and marketing	$(170)	$23	$11,413	$2,043
General and administrative	25,603	137	205,538	5,905
Technology (exclusive of amortization)	3,737	112	23,212	2,616
Total	$29,170	$272	$240,163	$10,564

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(in thousands, except per share data)
GAAP net income (loss)	$4,672	$15,874	$(142,188)	$46,590
Deemed dividend on the conversion of Series D and D-1 redeemable convertible preferred stock	—	—	(5,642)	—
GAAP net income (loss) attributable to common stockholders	$4,672	$15,874	$(147,830)	$46,590

GAAP net income (loss)	$4,672	$15,874	$(142,188)	$46,590
Add back: Stock-based compensation expense and related taxes	29,170	272	240,163	10,564
Non-GAAP net income	$33,842	$16,146	$97,975	$57,154
Deemed dividend on the conversion of Series D and D-1 redeemable convertible preferred stock	—	—	(5,642)	—
Non-GAAP net income attributable to common stockholders	$33,842	$16,146	$92,333	$57,154

Per share data:
Weighted-average shares used in computing GAAP net income (loss) per share, basic	64,396	16,556	58,669	16,453
Weighted-average shares used in computing GAAP net income (loss) per share, diluted	69,207	58,222	58,669	58,593
Weighted-average shares used in computing non-GAAP net income per share, basic	64,396	16,556	58,669	16,453
Weighted-average shares used in computing non-GAAP net income per share, diluted	69,207	58,222	65,707	58,593

GAAP net income (loss) per share attributable to common stockholders, basic	$0.07	$0.96	$(2.52)	$2.83
GAAP net income (loss) per share attributable to common stockholders, diluted	$0.07	$0.27	$(2.52)	$0.80
Non-GAAP net income per share attributable to common stockholders, basic	$0.53	$0.98	$1.57	$3.47
Non-GAAP net income per share attributable to common stockholders, diluted	$0.49	$0.28	$1.41	$0.98